SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K
                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                        August 19, 2005 (August 16, 2005)
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                                 CNE Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-9224                    56-2346563
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 (State or Other Jurisdiction      (Commission              (I.R.S. Employer
  of Incorporation)                File Number)             Identification No.)


      255 West 36th Street, Suite 800
            New York, New York                                  10018
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 (Address of Principal Executive Offices)                     (Zip Code)


                                  212-300-2112
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Item 3.01 Notice of Delisting or Failure to Satisfy a Continued  Listing Rule or
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Standard: Transfer of Listing
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On June 13, 2005, CNE Group,  Inc. (the "Company" or "CNE") received notice from the American Stock Exchange ("AMEX") Staff ("Staff") informing it that the Staff had determined to recommend that CNE's common stock be delisted from trading on the AMEX because CNE had ceased to satisfy certain maintenance listing requirements.

In accordance with Sections 1203 and 1009(d) of the Company Guide, the Company requested an oral hearing to appeal the Staff's determination. Such oral hearing was held on August 8, 2005. On August 16, 2005, the Company received a letter from AMEX informing it that the Hearing Panel had confirmed the Staff's recommendation that the Company's common stock be delisted from the AMEX.

The Company common stock on AMEX will cease trading on the AMEX at the close of business on or about August 22, 2005. The Company has commenced actions required to permit trading of its common stock on the OTCBB.


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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CNE GROUP, INC.


Date:  August 19, 2005                      By: /S/Anthony S. Conigliaro
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                                                Anthony S. Conigliaro,
                                                Chief Financial Officer


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